Business Combinations - Pro Forma Adjustments Affecting Net Income (Detail) $ in Millions	12 Months Ended
Dec. 31, 2015 USD ($)
Business Combinations [Abstract]
Depreciation and amortization of purchased assets, pre-tax	$ (3)
Acquisition-related expenses, pre-tax	19
Restructuring, impairment and other charges, pre-tax	26
Inventory fair value adjustments, pre-tax	11
Other pro forma adjustments, pre-tax	1
Income taxes	$ (13)